

UBS Meetings

Northeast Utilities

JUNE 7-8, 2011

Safe Harbor Provisions

This presentation contains statements concerning NU's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, a listener or reader can identify these forward-looking statements through the use of words or phrases such as "estimate", "expect", "anticipate", "intend", "plan", "project", "believe", "forecast", "should", "could", and other similar expressions. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that could cause our actual results to differ materially from those contained in our forward-looking statements, including, but not limited to, actions or inaction of local, state and federal regulatory and taxing bodies; changes in business and economic conditions, including their impact on interest rates, bad debt expense and demand for our products and services; changes in weather patterns; changes in laws, regulations or regulatory policy; changes in levels and timing of capital expenditures; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; fluctuations in the value of our remaining competitive contracts; actions of rating agencies; the effects and outcome of our pending merger with NSTAR; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in our reports to the Securities and Exchange Commission (SEC). Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events.

This presentation references actual and projected EPS by business. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted NU parent common shares outstanding for the period. Management uses this non-GAAP financial measure to evaluate earnings results and to provide details of earnings results and guidance by business. This presentation also includes non-GAAP financial measures referencing our 2006 - 2010 EPS excluding a number of factors that affected GAAP earnings in those years. In addition, our 2011 earnings guidance excludes certain non-recurring charges related to merger costs we expect to incur during 2011, which is a non-GAAP financial measure. Management believes that these non-GAAP financial measurements are useful to investors to evaluate the actual and projected financial performance and contribution of NU's businesses. Non-GAAP financial measures should not be considered as alternatives to NU consolidated net income attributable to controlling interests or EPS determined in accordance with GAAP as indicators of NU's operating performance.

Safe Harbor Provisions

Information Concerning Forward-Looking Statements Relating to the NU–NSTAR Merger

In addition to historical information, this communication may contain a number of "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Forward-looking statements relating to the proposed merger include, but are not limited to: statements about the benefits of the proposed merger involving NSTAR and Northeast Utilities, including future financial and operating results; NSTAR's and Northeast Utilities' plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements relating to the merger that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the proposed merger, these factors include, but are not limited to: the risk that NSTAR or Northeast Utilities may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could reduce the anticipated benefits from the merger or cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the length of time necessary to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 (Registration No. 333-170754) that was filed by Northeast Utilities with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NSTAR's and Northeast Utilities' reports filed with the SEC and available at the SEC's website at www.sec.gov. Forward-looking statements included in this document speak only as of the date of this document. Neither NSTAR nor Northeast Utilities undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.

Additional Information and Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger between Northeast Utilities and NSTAR, Northeast Utilities filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-170754) that includes a joint proxy statement of Northeast Utilities and NSTAR that also constitutes a prospectus of Northeast Utilities. Northeast Utilities and NSTAR mailed the definitive joint proxy statement/prospectus to their respective shareholders, on or about January 5, 2011. Northeast Utilities and NSTAR urge investors and shareholders to read the joint proxy statement/prospectus regarding the proposed merger, as well as other documents filed with the SEC, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this proposed transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from Northeast Utilities' website (www.nu.com) under the tab "Investors" and then under the heading "Financial/SEC Reports." You may also obtain these documents, free of charge, from NSTAR's website (www.nstar.com) under the tab "Investor Relations."

Please refer to our reports to the SEC for further details concerning the matters described in this presentation.

Topics for Today

- NU-NSTAR merger status
- First quarter results and 2011 outlook
- Electric distribution/generation segment
- Transmission segment

Northeast Utilities

A Compelling Combination – Creates Largest Utility Company in New England

- Significant infrastructure investment opportunities combined with balance sheet strength provides for substantial growth potential
- Larger, diverse and better positioned to support economic growth and state public policy initiatives in New England
- Expected to be accretive to earnings in Year 1, provides an enhanced total shareholder return proposition
- Enhances service quality capabilities to the largest customer base in New England
- Highly experienced and complementary leadership team with proven track record

Combined Service Territory



NH
ME
VT
MA
NY
RI

- 3 million electric customers
- 500,000 natural gas customers
- 4,500 miles electric transmission
- 72,000 miles electric distribution
- 6,300 miles gas distribution

Northeast Utilities Electric Service Area
Northeast Utilities Gas Service Area
NSTAR Electric Service Area
NSTAR Gas Service Area

Northeast Utilities

NSTAR

Key Merger Terms

Balanced Terms and Governance

Timing / Approvals:	➢ Expected to close in the second half of 2011
Headquarters:	➢ Dual – Hartford and Boston
Company Name:	➢ Northeast Utilities
Consideration:	➢ 100% stock
Exchange Ratio:	➢ 1.312 shares of Northeast Utilities per NSTAR share
Pro Forma Ownership:	➢ 56% Northeast Utilities shareholders ➢ 44% NSTAR shareholders
Pro Forma Dividend:	➢ Following close, dividend increase for Northeast Utilities shareholders ➢ Dividend parity for NSTAR shareholders

Governance:	➢ Chuck Shivery to be non-executive Chairman
	➢ Tom May to be President and CEO
	➢ 14 Board members
	  ➢ 7 nominated by Northeast Utilities including Chuck Shivery
	  ➢ 7 nominated by NSTAR including Tom May

NU-NSTAR Merger Status

- NU and NSTAR shareholders overwhelmingly approved the merger on March 4
- Hart-Scott-Rodino waiting period expired in February without objection
- FCC review complete without objection
- NHPUC ruled in April it did not have jurisdiction
- Maine approved merger in May subject to FERC approval
- CT DPUC final decision disclaiming jurisdiction approved on June 1
- FERC, NRC reviews pending
- MA DPU hearings to begin July 6 following March 10 ruling on standard of review
  - Net benefits filing made on April 8

Strong First Quarter Earnings



$130.0
$110.0
$90.0
$70.0
$50.0
$30.0
$10.0
-$10.0
Net Income in millions
$47.9
$78.2
$40.1
$44.7
-$1.8
-$0.4
$86.2
$122.5
Distribution/Generation
Transmission
Parent/Other*
Total*
2010
2011

*Excludes $8.3 million of after-tax merger-related expenses

Northeast Utilities

2009 and 2010 Results and Standalone 2011 Guidance

	2009 Actual	2010 Actual	2011 Guidance
NU Consolidated EPS (GAAP)	$1.91	$2.19	$2.05 - $2.20
Distribution/Generation	$0.92	$1.16	$1.25 - $1.35
Transmission	$0.95	$1.00	$1.05 – $1.10
Competitive	$0.09	$0.05	N/A
NU Parent/Other	($0.05)	($0.05)*	($0.05)**
NU Consolidated EPS (Non-GAAP)	$1.91	$2.16	$2.25 – $2.40

* Excludes a $0.09/share fourth quarter non-recurring tax gain at NU Parent and approximately $0.06 of NU-NSTAR merger related expenses that were recorded in the fourth quarter.

**Excludes $0.20/share of expected NU-NSTAR merger-related costs. Includes competitive results.

Northeast Utilities

Improved Earnings Have Resulted in Rising Dividends



EPS
Dividends paid/declared per share
Payout ratios
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
62.5%
48.7%
44.3%
49.7%
47.5%
$1.16[1]
$0.725
$1.59
$0.775
$1.86[2]
$0.825
$1.91
$0.95
$2.16[3]
$1.025
$2.25 - 2.40[4]
$1.10[5]
2006
2007
2008
2009
2010
2011E

[1] Excludes net income of competitive businesses, one-time CL&P tax reduction
[2] Excludes litigation settlement charge
[3] Excludes NU tax settlement, NSTAR merger costs
[4] Excludes NSTAR merger costs
[5] Based on first and second quarter rate of $0.275

Northeast Utilities

First Quarter Earnings in Distribution/Generation Up Sharply


$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Net Income in millions
$14.3
$28.5
$11.1
$21.5
$2.9
$5.7
$19.6
$22.5
CL&P
PSNH
WMECO
Yankee Gas
1Q 2010
1Q 2011

Northeast Utilities

Improved Results Due In Part to Final Resolution of All Three Electric Rate Cases

PSNH

- Five-year settlement approved by NHPUC on 6/28/2010
- $45.5 million increase on 7/1/10 in addition to 8/1/09 temporary increase of $25.6 million
- $2.9 million decrease on 7/1/11
- 2012 & 2013 projected increases of $9.5 million & $11.1 million
- Authorized ROE remains 9.67% (2010 distribution/ generation ROE was 10.2%)
- Recovery of ice storm costs over 7 years

CL&P

- Final decision 6/30/2010
- $63.4 million increase effective 7/1/10
- $38.5 million increase effective 7/1/11
- Authorized 9.4% ROE at 6/30/10 (2010 ROE was 7.9%)
- 49.2% equity in capital structure
- Initial increase deferred until 1/1/11
- Ruling on health care issue deferred to next rate case
- Capex plan approved

WMECO

- Final decision 1/31/11
- $16.8 million increase effective 2/1/11
- Authorized 9.6% ROE (2010 ROE was 4.6%)
- Decoupling approved
- $2.1 million write-off taken in fourth quarter 2010

Major Generation, Gas Distribution Projects Moving Ahead




The Waterbury-to-Wallingford Pipeline Project
Construction Status as of 4-8-11
Waterbury
Cheshire
Prospect
Naugatuck
Wallingford
N
FIVE MILES

PSNH Generation Business Plan

- Five-year strategy preserves existing 1,200 MW New Hampshire fleet
- Completes the Merrimack Scrubber
  - Estimated cost reduced from $457 million to $430 million
  - $320.9 million capitalized at 3/31/11
  - Ahead of schedule: 82% complete as of 3/31/11

Yankee Gas Waterbury to Wallingford Project

- Yankee Gas' $57.6 million expansion project began in April 2010 (Waterbury to Wallingford Line Project); $26.6 million invested in 2010
- Fills gaps in supply portfolio
- Eliminates system constraint in Cheshire area
- Increases vaporization capacity of Waterbury LNG project
- Draft rate decision of June 2 approves project costs, but certain other non-WWL related expenses disallowed

Transmission Business Strategy: Major Initiatives Expanding Across Wider New England Geography

4 Renewables & Clean Energy (ME/NH/VT):
Projects in Development/ High Wind potential areas

3 Northern Pass Transmission (NPT) Line between Québec and New Hampshire

2 Connecticut Borders (MA, RI):
NEEWS Projects Under Way

1 Southwest Connecticut Reliability:
Projects Complete



Potential Wind Sites
NPT
HVDC

NEEWS Projects Advance
Current Status Report

Greater Springfield Reliability Project

- Received siting approval in CT and MA
- Substation construction commenced in MA in Dec. 2010
- Commenced overhead site work in MA in February 2011
- Commence overhead construction in CT in early 2012 following receipt of environmental permits
- Project in-service: late 2013

Interstate Reliability Project

- Joint project with National Grid *(NU in CT; NGrid in MA & RI)*
- ISO-NE confirmed need date in August 2010
- File siting application in CT in late 2011
- Siting decisions in 2013
- Commence construction: late 2013/early 2014
- Project in-service: late 2015



Greater Springfield Reliability Project
SPRINGFIELD
Interstate Reliability Project
HARTFORD
Central Connecticut Reliability Project
345-kV Substation
Generation Station
345-kV ROW
115-kV ROW

Central Connecticut Reliability Project

- Awaiting completion of ISO-NE's reassessment of need and need date; expected in late 2011

Northeast Utilities

Northern Pass Transmission – a $1.1 Billion Capital Investment



Des Cantons
Franklin
Deerfield
HVDC Line
HVDC Converter Station
345-kV Line
Existing Deerfield Substation

- To be owned by Northern Pass Transmission LLC - NU (75%) and NSTAR (25%)
- 1,200 MW transfer capability
- Northern terminus at Des Cantons (Québec), southern terminus in Franklin (New Hampshire)
  - Québec terminal will convert the power from AC to DC (rectifier)
  - US terminal will convert the power from DC to AC (inverter)
- 345kV AC leg from Franklin to Deerfield, NH
- Capital cost estimate for US segment: $1.1 billion
- TSA signed in October 2010 and accepted by FERC on February 11, 2011
- Permitting process began October 14, 2010 with U.S. DOE application – schedule recently extended by two months
- New Hampshire Senate voted June 2 to "re-refer" eminent domain bill

2001-2015 Transmission Capital Expenditures



Historic
$2.8 Billion
$261 Million
Forecast
$2.9 Billion
$800
$700
$600
$500
$400
$300
$200
$100
$0
In Millions
Successful completion of SWCT projects
SWCT projects total $1.6 billion
Northern Pass HVDC Line to Canada
US portion estimated at $1.1 billion with $830 million NU ownership share
NEEWS projects ramping up
NU's share of NEEWS project estimated at $1.449 billion
$845 million of additional forecasted projects
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Base Reliability
Major Southwest CT
NEEWS
Northern Pass

Northeast Utilities

Capital Program Benefits Customers and Produces Attractive Rate Base Growth



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Rate Base in Millions
$6,998
$691
$407
$3,303
$2,597
$7,334
$682
$405
$3,488
$2,759
$7,772
$743
$426
$3,670
$2,933
$8,660
$756
$758
$3,912
$3,234
$9,104
$790
$773
$4,171
$3,370
$9,869
$847
$773
$4,516
$3,733
$11,350
$969
$763
$4,893
$4,725
2009 Actual
2010 Actual
2011E
2012E
2013E
2014E
2015E
Transmission
Distribution
Generation
Yankee Gas

Actual and Projected Total Rate Base 2009-2015 CAGR of 8.4% (using 2009 as base year)

Projected Natural Gas Distribution CAGR of 5.8%

Projected Generation CAGR of 11.0%

Projected Electric Distribution CAGR of 6.8%

Projected Transmission CAGR of 10.5%

Northeast Utilities



NU Appendix

2006 – 2011 NU Consolidating EPS GAAP / Non-GAAP Reconciliation

	2006 Actual	2007 Actual	2008 Actual	2009 Actual	2010 Actual	2011 Guidance
Distribution/Generation	$0.80	$0.94	$0.96	$0.92	$1.16	$1.25 – $1.35
Transmission	0.39	0.53	0.89	0.95	1.00	1.05 – 1.10
Total Regulated	1.19	1.47	1.85	1.87	2.16	2.30 – 2.45
NU Parent/Other	(0.03)	0.04	(0.07)	(0.05)	(0.05)	(0.05)
Total Regulated and Parent	$1.16	$1.51	$1.78	$1.82	$2.11	$2.25 – $2.40
Competitive	(0.63)	0.08	0.08	0.09	0.05	N/A
NU Consolidated Operating Results (Non GAAP)	$0.53	$1.59	$1.86	$1.91	$2.16	$2.25 – $2.40
CL&P Income Tax Reduction	0.48	N/A	N/A	N/A	N/A	N/A
Gain on Sale of Competitive Generation	2.04	N/A	N/A	N/A	N/A	N/A
Litigation Charge	N/A	N/A	(0.19)	N/A	N/A	N/A
NU-NSTAR Merger Expenses	N/A	N/A	N/A	N/A	(0.06)	(0.20)
NU Tax Settlement	N/A	N/A	N/A	N/A	0.09	N/A
NU Consolidated GAAP	$3.05	$1.59	$1.67	$1.91	$2.19	$2.05 - $2.20